Exhibit 10.1

SEPARATION AND RELEASE AGREEMENT

PERSONAL & CONFIDENTIAL                                    November 29, 2019

Chris Dollar

RE: Separation Agreement and Release
Dear Chris:

This letter of agreement and general release (“Agreement”) confirms our mutual agreement regarding the terms and conditions of your separation from employment with Covetrus, Inc. and each of its parents, subsidiaries and affiliates (the “Company”). You and the Company agree as follows:

1.
Last Day of Employment. Your last day of employment with the Company will be March 9, 2020 (“Last Day of Employment”). Your employment and your participation in the Company’s employee benefit plans and programs shall terminate on your Last Day of Employment.

1.
Separation Benefits. If you (i) execute this Agreement by January 13, 2020 and do not revoke it, (ii) execute the Second General Release attached hereto as Exhibit A after your Last Day of Employment and before April 24, 2020 and do not revoke it, (iii) return all Company property in accordance with Paragraph 5 below, and (iv) otherwise comply with your obligations under this Agreement and the Continuing Employment Agreement Obligations (as defined in Paragraph 4 below) of your Employment Agreement with the Company, dated February 7, 2019 (the “Employment Agreement”), including your Invention and Non-Disclosure Agreement dated January 31, 2019, and your Non-Competition and Non-Solicitation Agreement dated January 31, 2019, the Company will provide you with the following consideration:

(a)
Severance equal to twelve months of your base salary as of the Last Day of Employment, or $400,001, less all applicable taxes and withholdings, payable in equal installments over the twelve month period commencing with the payroll period immediately following receipt and non-revocation of the Second General Release, in accordance with the Company’s standard payroll practices;

(a)
Your annual bonus for calendar year 2019, based on your 2019 target bonus amount of $240,000, less applicable payroll taxes and required withholdings, payable at the later of (i) March 15, 2020, and (ii) the payroll period immediately following receipt and non-revocation of the Second General Release. It is understood and agreed that the Company will not be paying you a prorated annual bonus for 2020;

(a)
Provided you timely elect and remain eligible for health continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), the Company shall pay the employer portion of continued health insurance coverage at your current election levels, through the earlier of: (i) twelve (12) months, or (ii) the date upon which you obtain or are provided any medical benefits coverage from any source other than the Company, and provided that you continue to pay an amount equal to the active employee rate of such coverage; and

(a)
You currently have outstanding certain equity based awards granted under the Company’s 2019 Omnibus Incentive Compensation Plan (the “Plan”) pursuant to the individual award agreements entered into in connection with each such grant (the “Award Agreements”), which Award Agreements are specified on Exhibit B attached hereto (the “Equity Awards”).

Notwithstanding anything to the contrary set forth in the Plan or in the individual Award Agreements, the portion of your Equity Awards that would, but for your separation from the Company, vest over the twelve-month period commencing on your Last Day of Employment (assuming you remained a full-time employee of the Company in good standing during such period and each of the performance goals set forth therein was achieved), shall vest in full, effective as of your Last Day of Employment.

2.	Release.

a)
In consideration of the separation benefits set forth in Paragraph 2 hereof, to the fullest extent permitted by law you waive, release and forever discharge the Company and each of its past and current parents, subsidiaries, affiliates, and each of its and their respective past and current directors, officers, members, trustees, employees, representatives, agents, attorneys, employee benefit plans and such plans’ administrators, fiduciaries, trustees, recordkeepers and service providers, and each of its and their respective successors and assigns, each and all of them in their personal and representative capacities (collectively the “Company Releasees”) from any and all claims legally capable of being waived, grievances, injuries, controversies, agreements, covenants, promises, debts, accounts, actions, causes of action, suits, arbitrations, sums of money, attorneys’ fees, costs, damages, or any right to any monetary recovery or any other personal relief, whether known or unknown, in law or in equity, by contract, tort, law of trust or pursuant to federal, state or local statute, regulation, ordinance or common law, which you now have, ever have had, or may hereafter have, based upon or arising from any fact or set of facts, whether known or unknown to you, from the beginning of time until the date of execution of this Agreement, arising out of or relating in any way to your employment relationship with the Company or the Company Releasees or other associations with the Company or the Company Releasees or any termination thereof.

Without limiting the generality of the foregoing, this waiver, release, and discharge includes any claim or right, to the extent legally capable of being waived, based upon or arising under any federal, state or local fair employment practices or equal opportunity laws, including, but not limited to, the Rehabilitation Act of 1973, the Worker Adjustment and Retraining Notification Act, 42 U.S.C. Section 1981, Title VII of the Civil Rights Act of 1964, the Equal Pay Act, the Employee Retirement Income Security Act (“ERISA”) (including, but not limited to, claims for breach of fiduciary duty under ERISA), the Americans With Disabilities Act, the Family and Medical Leave Act of 1993, New York State Human Rights Law, New York Equal Pay Law, New York State Civil Rights Law, New York Off-duty Conduct Lawful Activities Discrimination Law, New York State Labor Relations Act, Article 23-A of the New York State Corrections Law, New York Whistleblower Statute, New York Family Leave Law, New York Minimum Wage Act, New York Wage and Hour Law, New York Wage Hour and Wage Payment Law, New York State Worker Adjustment and Retraining Notification Act, retaliation provisions of New York Workers’ Compensation Law, the New York Labor Law, New York Executive Law, the New York City Administrative Code (including its Human Rights Law), the New York City Earned Safe and Sick Time Act, the New York State Constitution, and all amendments thereto.
Age Claim Waiver. In addition to all other claims released under this Agreement, you understand and agree that you are waiving all claims available against the Company Releasees arising out of your employment with the Company or the termination of your employment under the Age Discrimination in Employment Act (“ADEA”) (29 U.S.C. Section 621, et seq.) and the Older Workers’ Benefits Protection Act (“OWBPA”).

b)
You also agree to waive any right to bring, maintain, or participate in a class action, collective action, or representative action against the Company and/or the Company Releasees to the fullest extent permitted by law. You agree that you may not serve as a representative of a class action, collective action, or representative action, may not participate as a member of a class action, collective action, or representative action, and may not recover any relief from a class action, collective action, or representative action. You further agree that if you are included within a class action, collective action, or representative action, you will take all steps necessary to opt-out of the action or refrain from opting in, as the case may be. You are not waiving any right to challenge the validity of this Paragraph 3(b) on any grounds that may exist in law and equity. However, the Company and the Company Releasees reserve the right to attempt to enforce this Agreement, including this Paragraph 3(b), in any appropriate forum.

c)
Notwithstanding the generality of the foregoing, nothing herein constitutes a release or waiver by you of, or prevents you from making or asserting: (i) any claim or right you may have under COBRA; (ii) any claim or right you may have for unemployment insurance or workers’ compensation benefits (other than for retaliation under workers’ compensation laws); (iii) any claim to vested benefits under the written terms of a qualified employee pension benefit plan; (iv) any medical claim incurred during your employment that is payable under applicable medical plans or an employer-insured liability plan; (v) any claim or right that may arise after the execution of this Agreement; (vi) any claim or right you may have under this Agreement; or (vii) any claim that is not otherwise waivable under applicable law.

d)
In addition, nothing herein shall prevent you from filing a charge or complaint with the Equal Employment Opportunity Commission (“EEOC”) or similar federal or state fair employment practices agency or interfere with your ability to participate in any investigation or proceeding conducted by such agency; provided, however, that pursuant to Paragraph 3(a), you are waiving any right to recover monetary damages or any other form of personal relief from the Company Releasees to the extent any such charge, complaint, investigation or proceeding asserts a claim subject to the release in Paragraph 3(a) above. To the extent you receive any such personal or monetary relief in connection with any such charge, complaint, investigation or proceeding, the Company will be entitled to an offset for the payment made pursuant to Paragraph 2 of this Agreement.

3.	Employment Agreement.

a)
Notwithstanding the terms of the Employment Agreement, during the period commencing on the date hereof and ending on the Last Day of Employment (the “Limited Duty Period”), you shall not be required to perform any of the duties required by your Employment Agreement, but shall be reasonably available to the Company to assist with various matters that may arise. You understand that, except as modified hereby, (i) the obligations under Section 13 of the Employment Agreement shall continue in effect in accordance with the terms of such Section and (ii) your obligations under the Restrictive Covenant Agreements described in Section 14 of the Employment Agreement and attached as Exhibit A and Exhibit B to the Employment Agreement shall survive the Last Day of Employment in accordance with the terms of such agreements, as applicable (collectively, the “Continuing Employment Obligations”).

b)
No Entitlement to, or Relinquishment of Benefits or Payments Under, Employment Agreement. You acknowledge and agree that, except as set forth herein, following your Last Day of Employment, you are either not entitled to, or have relinquished entitlement to, any benefits or payments under your Employment Agreement, and that your separation of employment with the Company as set forth in this Agreement shall not entitle you to any such benefits or payments.

4.
Return of Property. You agree that on or before your Last Day of Employment, you will return to the Company all of its property, including, but not limited to, computers, files, and documents, including any correspondence or other materials containing trade secrets of the Company, identification cards, credit cards, keys, equipment, software and data, however stored. To the extent you have any Company information or material stored on any PDA, personal computer, personal email, hard drive, thumb drive, cloud or other electronic storage device, you agree to cooperate with the Company in permanently deleting such information from such devices, subject to any Company litigation preservation directive then in effect. You will be entitled to retain your Company-issued mobile phone provided that you provide the phone to the Company IT staff in Portland, Maine on your Last Day of Employment to enable Company personnel to permanently delete all Company applications and trade secret, confidential or proprietary information. You acknowledge and agree that all Company-provided telephone service for the retained phone will be terminated as of the Last Day of Employment and you will be responsible for obtaining telephone service and porting the phone number to your selected carrier.

5.
Protection of Confidential Information. Except as expressly permitted in Paragraph 8 of this Agreement or if otherwise required by law, and subject to the same exceptions listed in Section 2(d) of your Inventions and Non-Disclosure Agreement, you agree that you will not at any time, directly or indirectly, disclose any trade secret, confidential or proprietary information you have learned by reason of your association with the Company or use any such information to the detriment of the Company, its parents, affiliates or subsidiaries, or to the benefit of any business or enterprise that competes with the Company, its parents, affiliates or subsidiaries. You represent and agree that you have complied with, and you will continue to comply with, the terms of your Inventions and Non-Disclosure Agreement.

6.
Mutual Non-Disparagement. Except as expressly permitted in Paragraph 8 of this Agreement, you agree that you shall not at any time make any written or oral comments or statements of a defamatory or disparaging nature regarding the Company Releasees. The Company agrees to instruct its officers and directors not at any time to make any written or oral comments or statements of a defamatory or disparaging nature regarding you or your employment with the Company.

7.
Reports to Government Entities. Nothing in this Agreement restricts or prohibits you from initiating communications directly with, responding to any inquiries from, providing testimony before, providing confidential information to, reporting possible violations of law or regulation to, or from filing a claim or assisting with an investigation directly with a self-regulatory authority or a government agency or entity, including without limitation, the EEOC, the Department of Labor, the National Labor Relations Board, the U.S. Department of Justice, the U.S. Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Occupational Safety and Health

Administration, the U.S. Congress, any other federal, state, or local government agency or commission, and any agency Inspector General (collectively, the “Regulators”), or from making other disclosures that are protected under the whistleblower provisions of federal, state, or local law or regulation. You do not need the prior authorization of the Company to engage in conduct protected by this Paragraph, and you do not need to notify the Company that you have engaged in such conduct. This Agreement does not limit your right to receive an award from any Regulator that provides awards for providing information relating to a potential violation of the law. However, to the maximum extent permitted by law, you are waiving your right to receive any individual monetary relief from the Company or any other Company Releasee (as defined above in Paragraph 3) resulting from the released claims, regardless of whether you or another party has filed them, and in the event you obtain such monetary relief the Company will be entitled to an offset for the payment made pursuant to this Agreement. You recognize and agree that, in connection with any such activity outlined above, you must inform the Regulators, your attorney, a court or a government official that the information you are providing is confidential. Despite the foregoing, you are not permitted to reveal to any third-party, including any governmental, law enforcement, or regulatory authority, information you came to learn during the course of your employment with the Company that is protected from disclosure by any applicable privilege, including but not limited to the attorney-client privilege and/or attorney work product doctrine. The Company does not waive any applicable privileges or the right to continue to protect its privileged attorney-client information, attorney work product, and other privileged information.
Please take notice that federal law provides criminal and civil immunity to federal and state claims for trade secret misappropriation to individuals who disclose a trade secret to their attorney, a court, or a government official in certain, confidential circumstances that are set forth at 18 U.S.C.
§§ 1833(b)(1) and 1833(b)(2), related to the reporting or investigation of a suspected violation of the law, or in connection with a lawsuit for retaliation for reporting a suspected violation of the law.

8.
Non-Admission. It is understood and agreed that neither the execution of this Agreement nor the terms of this Agreement constitute an admission of liability to you by the Company or the Company Releasees, and such liability is expressly denied. It is further understood and agreed that no person shall use the Agreement, or the consideration paid pursuant thereto, as evidence of an admission of liability, inasmuch as such liability is expressly denied.

9.	Acknowledgments. You hereby acknowledge that:

a)	The Company advises you to consult with an attorney before signing this Agreement;

b)	You have obtained independent legal advice from an attorney of your own choice with respect to this Agreement, or you have knowingly and voluntarily chosen not to do so;

c)	You freely, voluntarily and knowingly entered into this Agreement after due consideration;

d)	You have had a minimum of twenty-one (21) days to review and consider this Agreement;

e)
You and the Company agree that changes to the Company’s offer contained in this Agreement, whether material or immaterial, will not restart the twenty-one (21) day consideration period provided for in Paragraph 10(d) above;

f)
You have a right to revoke this Agreement by notifying the undersigned representative in writing, via hand delivery, facsimile or electronic mail, within seven (7) days of your execution of this Agreement;

g)
In exchange for your waivers, releases and commitments set forth herein, including your waiver and release of all claims arising under the ADEA, the payments, benefits and other considerations that you are receiving pursuant to this Agreement exceed any payment, benefit or other thing of value to which you would otherwise be entitled, and are just and sufficient consideration for the waivers, releases and commitments set forth herein; and

h)	No promise or inducement has been offered to you, except as expressly set forth herein, and you are not relying upon any such promise or inducement in entering into this Agreement.

10.
Medicare Disclaimer. You acknowledge that you are not a Medicare beneficiary as of the time you enter into this Agreement. To the extent that you are a Medicare beneficiary, you agree to contact a Company Human Resources Representative for further instruction.

11.	Miscellaneous.

a)	Entire Agreement. This Agreement sets forth the entire agreement between you and the Company and replaces any other oral or written agreement between you and the Company relating to the subject matter of this Agreement, including, without limitation, any prior offer letters and/or employment agreements, except to the extent you have continuing obligations to the Company under your Employment Agreement, your Invention and Non-Disclosure Agreement, and your Non-Competition and Non- Solicitation Agreement.

b)
Governing Law. This Agreement shall be construed, performed, enforced and in all respects governed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof. Additionally, all disputes arising from or related to this Agreement shall be brought in a state or federal court in Portland, Maine, and the parties hereby expressly consent to the jurisdiction of such courts for all purposes related to resolving such disputes.

c)
Severability. Should any provision of this Agreement be held to be void or unenforceable, the remaining provisions shall remain in full force and effect, to be read and construed as if the void or unenforceable provisions were originally deleted.

d)	Amendments. This Agreement may not be modified or amended, except upon the express written consent of both you and the Company.

e)	Waiver. A waiver by either party hereto of a breach of any term or provision of the Agreement shall not be construed as a waiver of any subsequent breach.

f)	Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

g)
Effective Date. This Agreement will become effective and enforceable upon the expiration of the seven (7) day revocation period provided for in Paragraph 10(f) above (the "Effective Date"). If you fail to return an executed original by January 13, 2020 (or otherwise revoke this Agreement pursuant to Paragraph 10(f) above), this Agreement, including but not limited to the obligation of the Company to provide the separation benefits provided in Paragraph 2 above, shall be deemed automatically null and void.

If the above accurately states our agreement, including the separation, waiver and release, kindly sign below and return the original Agreement to me no later than January 13, 2020.

Sincerely,

COVETRUS, INC.
By: /s/ Benjamin Wolin
Name: Benjamin Wolin
Title: President & Chief Executive Officer
Date: February 13, 2020

UNDERSTOOD, AGREED TO AND ACCEPTED WITH THE INTENTION TO BE LEGALLY BOUND:

/s/ David Christopher Dollar
David Christopher Dollar
Date: February 3, 2020

Exhibit A

Second General Release

This Second General Release is made by me, David Christopher Dollar, in connection with the separation of my employment with Covetrus, Inc. and each of its parents, subsidiaries and affiliates (the “Company”).
In consideration of the separation benefits set forth in Paragraph 2 of my Separation Agreement with the Company dated ---------------------------- and effective as of-----------------------------------------------, to the fullest extent permitted by law I waive, release and forever discharge the Company and each of its past and current parents, subsidiaries, affiliates, and each of its and their respective past and current directors, officers, members, trustees, employees, representatives, agents, attorneys, employee benefit plans and such plans’ administrators, fiduciaries, trustees, recordkeepers and service providers, and each of its and their respective successors and assigns, each and all of them in their personal and representative capacities (collectively the “Company Releasees”) from any and all claims legally capable of being waived, grievances, injuries, controversies, agreements, covenants, promises, debts, accounts, actions, causes of action, suits, arbitrations, sums of money, attorneys’ fees, costs, damages, or any right to any monetary recovery or any other personal relief, whether known or unknown, in law or in equity, by contract, tort, law of trust or pursuant to federal, state or local statute, regulation, ordinance or common law, which I now have, ever have had, or may hereafter have, based upon or arising from any fact or set of facts, whether known or unknown to me, from the beginning of time until the date of execution of this Second General Release, arising out of or relating in any way to my employment relationship with the Company or the Company Releasees or other associations with the Company or the Company Releasees or any termination thereof.
Without limiting the generality of the foregoing, this waiver, release, and discharge includes any claim or right, to the extent legally capable of being waived, based upon or arising under any federal, state or local fair employment practices or equal opportunity laws, including, but not limited to, the Rehabilitation Act of 1973, the Worker Adjustment and Retraining Notification Act, 42 U.S.C. Section 1981, Title VII of the Civil Rights Act of 1964, the Equal Pay Act, the Employee Retirement Income Security Act (“ERISA”) (including, but not limited to, claims for breach of fiduciary duty under ERISA), the Americans With Disabilities Act, the Family and Medical Leave Act of 1993, New York State Human Rights Law, New York Equal Pay Law, New York State Civil Rights Law, New York Off-duty Conduct Lawful Activities Discrimination Law, New York State Labor Relations Act, Article 23-A of the New York State Corrections Law, New York Whistleblower Statute, New York Family Leave Law, New York Minimum Wage Act, New York Wage and Hour Law, New York Wage Hour and Wage Payment Law, New York State Worker Adjustment and Retraining Notification Act, retaliation provisions of New York Workers’ Compensation Law, the New York Labor Law, New York Executive Law, the New York City Administrative Code (including its Human Rights Law), the New York City Earned Safe and Sick Time Act, the New York State Constitution, and all amendments thereto.
Age Claim Waiver. In addition to all other claims released under this Agreement, I understand and agree that I am waiving all claims available against the Company Releasees arising out of my employment with the Company or the termination of my employment under the Age Discrimination in Employment Act (“ADEA”) (29 U.S.C. Section 621, et seq.) and the Older Workers’ Benefits Protection Act (“OWBPA”).
I also agree to waive any right to bring, maintain, or participate in a class action, collective action, or representative action against the Company and/or the Company Releasees to the fullest extent permitted by law. I agree that I may not serve as a representative of a class action, collective action, or representative action, may not participate as a member of a class action, collective action, or representative action, and may not recover any relief from a class action, collective action, or representative action. I further agree that if I am included within a class action, collective action, or representative action, I will take all steps necessary to opt-out of the action or refrain from opting in, as the case may be. I am not waiving any right to challenge the validity of this section on any grounds that may exist in law and equity. However, I understand that the Company and the Company Releasees reserve the right to attempt to enforce this Agreement, including this section, in any appropriate forum.
Notwithstanding the generality of the foregoing, nothing herein constitutes a release or waiver by me of, or prevents me from making or asserting: (i) any claim or right I may have under COBRA; (ii) any claim or right I may have for unemployment insurance or workers’ compensation benefits (other than for retaliation under workers’ compensation laws); (iii) any claim to vested benefits under the written terms of a qualified employee pension benefit plan; (iv) any medical claim incurred during my employment that is payable under applicable medical plans or an employer-insured liability plan; (v) any claim or right that may arise after the execution of this Agreement; (vi) any claim or right I may have under this Agreement; or (vii) any claim that is not otherwise waivable under applicable law.
In addition, nothing herein shall prevent me from filing a charge or complaint with the Equal Employment

Opportunity Commission (“EEOC”) or similar federal or state fair employment practices agency or interfere with my ability to participate in any investigation or proceeding conducted by such agency; provided, however, that pursuant to the above, I am waiving any right to recover monetary damages or any other form of personal relief from the Company Releasees to the extent any such charge, complaint, investigation or proceeding asserts a claim subject to the release above. To the extent I receive any such personal or monetary relief in connection with any such charge, complaint, investigation or proceeding, the Company will be entitled to an offset for the payment made pursuant to Paragraph 2 of my Separation Agreement.
No Additional Entitlements. I acknowledge and agree that I have received all entitlements due from the Company relating to my employment with the Company and the termination of my employment with the Company, including but not limited to, all wages earned, including without limitation all commissions and bonuses, sick pay, vacation pay, overtime pay, and any paid and unpaid personal leave for which I was eligible and entitled, and that no other entitlements are due to me other than as set forth in my Separation Agreement. I acknowledge and agree that I have no equity interest in, nor any right to receive any equity interest in, the Company. I further acknowledge and agree that I am not entitled to any benefits or payments under Sections 3(b), 6(b) or 6(d) of my Employment Agreement.
Acknowledgements. I hereby acknowledge that:

a)	The Company has advised me to consult with an attorney before signing this Second General Release;

b)	I have obtained independent legal advice from an attorney of my own choice with respect to this Second General Release, or I have knowingly and voluntarily chosen not to do so;

c)	I freely, voluntarily and knowingly executed this Second General Release after due consideration;

d)	I have had a minimum of forty-five (45) days to review and consider this Second General Release;

e)
I have a right to revoke this Second General Release by notifying the undersigned representative in writing, via hand delivery, facsimile or electronic mail, within seven (7) days of my execution of this Second General Release;

f)
In exchange for my waivers, releases and commitments set forth herein, including my waiver and release of all claims arising under the ADEA, the payments, benefits and other considerations that I am receiving pursuant to this Second General Release and my Separation Agreement exceed any payment, benefit or other thing of value to which I would otherwise be entitled, and are just and sufficient consideration for the waivers, releases and commitments set forth herein; and

g)	No promise or inducement has been offered to me, except as expressly set forth herein, and I am not relying upon any such promise or inducement in entering into this Agreement.

UNDERSTOOD, AGREED TO AND EXECUTED WITH THE INTENTION TO BE LEGALLY BOUND:

/s/ David Christopher Dollar
David Christopher Dollar
Date: February 3, 2020

ACCEPTED BY COVETRUS, INC.

By: /s/ Benjamin Wolin
Date: February 13, 2020

Exhibit B

Equity Award Agreements

COVETRUS INC.
ID: 83-1448706

Page: 1
File: Optsum
Date: 01/13/2020
Time: 12:03:31PM

Options and Awards Summary

As of **01/13/2020** Current Market Value: **$13.0000**

DAVID DOLLAR
[redacted]

Award No: CV000115 **Award Date:** 02/27/2019 **Shares:** 8,006.00 **Price:** $0.0000 **Plan:** 2019 **Type:** RSU **Accept Date:** 03/25/2019

AWARD SCHEDULE					TRANSACTIONS				CANCELLATIONS		
Granted	Shares To Vest	Vest Date	Vested	Tax Payment Method	Date	Type	Shares	Value	Date	Reason	Shares
2,668.00		02/27/2020	0.00	Trade							
2,668.00		02/27/2021	0.00	Trade							
2,670.00		02/27/2022	0.00	Trade							
8,006.00			0.00								

Option No: CV000331 **Option Date:** 02/27/2019 **Shares:** 23,624.00 **Price:** $37.4700 **Plan:** 2019 **Type:** NQ **Accept Date:** 03/25/2019

VESTING SCHEDULE						TRANSACTIONS				CANCELLATIONS		
Granted	Shares To Vest	Full Vest	Exercisable	Total Price	Expires	Date	Type	Shares	Value	Date	Reason	Shares
7,874.00		02/27/2020	0.00	$0.00	02/27/2029							
7,874.00		02/27/2021	0.00	$0.00	02/27/2029							
7,876.00		02/27/2022	0.00	$0.00	02/27/2029							
23,624.00			0.00	$0.00								

Award No: HS000063 **Award Date:** 02/27/2019 **Shares:** 3,759.00 **Price:** $0.0000 **Plan:** HSAH **Type:** RSA **Accept Date:** 03/08/2019

AWARD SCHEDULE					TRANSACTIONS				CANCELLATIONS		
Issued	Shares To Vest	Vest Date	Vested	Tax Payment Method	Date	Type	Shares	Value	Date	Reason	Shares
3,759.00		09/11/2019	3,759.00	Trade	09/11/2019	Release	3,759.00	$14.9800			
3,759.00			3,759.00				3,759.00

COVETRUS INC.
ID: 83-1448706

Page: 2
File: Optsum
Date: 01/13/2020
Time: 12:03:31PM

Options and Awards Summary

As of **01/13/2020** Current Market Value: **$13.0000**

DAVID DOLLAR
[redacted]

Award No: HS000065 **Award Date:** 02/27/2019 **Shares:** 3,315.00 **Price:** $0.0000 **Plan:** HSAH **Type:** RSU **Accept Date:** 03/08/2019

AWARD SCHEDULE					TRANSACTIONS				CANCELLATIONS		
Granted	Shares To Vest	Vest Date	Vested	Tax Payment Method	Date	Type	Shares	Value	Date	Reason	Shares
3,315.00		03/02/2022	0.00	Trade							
3,315.00			0.00								

Award No: HS000068 **Award Date:** 02/27/2019 **Shares:** 3,027.00 **Price:** $0.0000 **Plan:** HSAH **Type:** RSA **Accept Date:** 03/08/2019

AWARD SCHEDULE					TRANSACTIONS				CANCELLATIONS		
Issued	Shares To Vest	Vest Date	Vested	Tax Payment Method	Date	Type	Shares	Value	Date	Reason	Shares
3,027.00		03/04/2020	0.00	Trade							
3,027.00			0.00								

Award No: HS000070 **Award Date:** 02/27/2019 **Shares:** 2,976.00 **Price:** $0.0000 **Plan:** HSAH **Type:** RSA **Accept Date:** 03/08/2019

AWARD SCHEDULE					TRANSACTIONS				CANCELLATIONS		
Issued	Shares To Vest	Vest Date	Vested	Tax Payment Method	Date	Type	Shares	Value	Date	Reason	Shares
2,976.00		03/06/2021	0.00	Trade							
2,976.00			0.00

COVETRUS INC.
ID: 83-1448706

Page: 3
File: Optsum
Date: 01/13/2020
Time: 12:03:31PM

Options and Awards Summary

As of **01/13/2020** Current Market Value: **$13.0000**

DAVID DOLLAR
[redacted]

Award No: HS000547 **Award Date:** 02/27/2019 **Shares:** 1,537.00 **Price:** $0.0000 **Plan:** HSAH **Type:** RSA **Accept Date:** 03/05/2019

AWARD SCHEDULE					TRANSACTIONS				CANCELLATIONS		
Issued	Shares To Vest	Vest Date	Vested	Tax Payment Method	Date	Type	Shares	Value	Date	Reason	Shares
1,537.00		03/04/2019	1,537.00	SellCover	03/04/2019	Release	1,537.00	$34.5400			
1,537.00			1,537.00				1,537.00				

Award No: HS000548 **Award Date:** 02/27/2019 **Shares:** 968.00 **Price:** $0.0000 **Plan:** HSAH **Type:** RSU **Accept Date:** 03/25/2019

AWARD SCHEDULE					TRANSACTIONS				CANCELLATIONS		
Granted	Shares To Vest	Vest Date	Vested	Tax Payment Method	Date	Type	Shares	Value	Date	Reason	Shares
968.00		03/02/2021	0.00	Trade							
968.00			0.00								

Award No: HS000549 **Award Date:** 02/27/2019 **Shares:** 1,642.00 **Price:** $0.0000 **Plan:** HSAH **Type:** RSA **Accept Date:** 03/08/2019

AWARD SCHEDULE					TRANSACTIONS				CANCELLATIONS		
Issued	Shares To Vest	Vest Date	Vested	Tax Payment Method	Date	Type	Shares	Value	Date	Reason	Shares
1,642.00		03/06/2020	0.00	Trade							
1,642.00			0.00

COVETRUS INC.
ID: 83-1448706

Page: 4
File: Optsum
Date: 01/13/2020
Time: 12:03:31PM

Options and Awards Summary

As of **01/13/2020** Current Market Value: **$13.0000**

DAVID DOLLAR
[redacted]

Award No: HS900548 **Award Date:** 02/27/2019 **Shares:** 2,095.00 **Price:** $0.0000 **Plan:** HSAH **Type:** RSU **Accept Date:** 03/25/2019

AWARD SCHEDULE					TRANSACTIONS				CANCELLATIONS		
Granted	Shares To Vest	Vest Date	Vested	Tax Payment Method	Date	Type	Shares	Value	Date	Reason	Shares
2,095.00		03/02/2021	0.00	Trade							
2,095.00			0.00

COVETRUS INC.
ID: 83-1448706

Page: 5
File: Optsum
Date: 01/13/2020
Time: 12:03:31PM

Options and Awards Summary

As of **01/13/2020** Current Market Value: **$13.0000**

DAVID DOLLAR
[redacted]

Award No: HS900549 **Award Date:** 02/27/2019 **Shares:** 888.00 **Price:** $0.0000 **Plan:** HSAH **Type:** RSA **Accept Date:** 03/08/2019

AWARD SCHEDULE					TRANSACTIONS				CANCELLATIONS		
Issued	Shares To Vest	Vest Date	Vested	Tax Payment Method	Date	Type	Shares	Value	Date	Reason	Shares
888.00		03/06/2020	0.00	Trade							
888.00			0.00								

Total Awards Earned But Not Yet Released	0.0000
Total Price:	$0.00
Total Potential Gain:	$0.00

Total Options Exercisable	0.0000
Total Price:	$0.00
Total Potential Gain:	$0.00